UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2010

MASIMO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33642	33-0368882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Parker Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 297-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On February 22, 2010, the Company issued a press release announcing that its board of directors declared a special cash dividend on its common stock at a rate of $2.00 per share. The dividend will be payable to stockholders of record at the close of business on March 11, 2010 and will be distributed on March 31, 2010. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in Item 7.01 of this Form 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) The following item is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release, dated February 22, 2010, issued by Masimo Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION a Delaware corporation

Date: February 22, 2010	By:	/S/ MARK P. DE RAAD
Mark P. de Raad
Executive Vice President & Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated February 22, 2010, issued by Masimo Corporation